                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.    )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]
Check the appropriate box:
[ X ]   Preliminary Proxy Statement
[   ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
        240.14a-12

- --------------------------------------------------------------------------------

                       National Medical Enterprises, Inc.
                (Name of Registrant as Specified in its Charter)
- --------------------------------------------------------------------------------

                                 SCOTT M. BROWN
                       NATIONAL MEDICAL ENTERPRISES, INC.
                              2700 COLORADO AVENUE
                         SANTA MONICA, CALIFORNIA  90404
                                 (310) 998-8406
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[ X ]   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[   ]   $500 per each party to the controversy pursuant to Exchange Act Rule
        14a-6(i)(3).
[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
   1)   Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
   2)   Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

        ------------------------------------------------------------------------
   4)   Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
     *Set forth the amount on which the filing fee is calculated and state how it was determined.

[   ]   Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
   1)   Amount Previously Paid:

        ------------------------------------------------------------------------
   2)   Form, Schedule or Registration No.:

        ------------------------------------------------------------------------
   3)   Filing Party:

        ------------------------------------------------------------------------
   4)   Date Filed:

        ------------------------------------------------------------------------

                                PRELIMINARY COPY


                    NOTICE OF CONSENT SOLICITATION STATEMENT
                       NATIONAL MEDICAL ENTERPRISES, INC.
                 DOING BUSINESS AS TENET HEALTHCARE CORPORATION

                              2700 COLORADO AVENUE
                             SANTA MONICA, CA  90404
                                 (310) 998-8000

                                  MAY 22, 1995


To Our Shareholders:

       This Notice is being sent to you, as a shareholder of National Medical Enterprises, Inc. (the "Company") (doing business as Tenet Healthcare Corporation), to solicit your written consent to a proposed amendment (the "Amendment") of the Company's Restated Articles of Incorporation (the "Articles") to change the legal name of the Company to Tenet Healthcare Corporation, rather than merely doing business under the name of Tenet Healthcare Corporation.

       Only shareholders of record at the close of business on May 15, 1995 (the record date) are entitled to execute a written consent.

       Enclosed with this Notice is a card which is a form of written consent (the "Written Consent") setting forth the proposed Amendment. If you approve of the Amendment, please sign the Written Consent in the space provided. Please sign in exactly the same name as your stock is held. If your stock is held jointly with another person or as joint tenants, each of you should sign. If you are signing as attorney, executor, administrator, trustee, guardian, corporate officer, or other similar capacity, please indicate your title.
Please return the executed Written Consent in the enclosed postage-paid envelope.

       Your prompt reply is requested and greatly appreciated. Thank you for your prompt attention and your continued support of the Company.



                                                  SCOTT M. BROWN
                                                  Secretary

                         CONSENT SOLICITATION STATEMENT
                                   CONCERNING
                             WRITTEN CONSENT OF THE
                                 SHAREHOLDERS OF
                       NATIONAL MEDICAL ENTERPRISES, INC.
                 DOING BUSINESS AS TENET HEALTHCARE CORPORATION


GENERAL INFORMATION
May 22, 1995

       Your written consent is solicited by the Board of Directors (the "Board") of National Medical Enterprises, Inc. (the "Company") to a proposed amendment (the "Amendment") of the Company's Restated Articles of Incorporation (the "Articles") to change the name of the Company to Tenet Healthcare Corporation. This Consent Solicitation Statement and the accompanying card which is a form of written consent (the "Written Consent") are being mailed to shareholders on or about May 22, 1995.

       Only stockholders of record at the close of business on May 15, 1995 (the record date) are entitled to execute the Written Consent. On May 15, 1995, the Company had outstanding _____ shares of common stock, each of which is entitled to one vote. Written Consents in favor of the proposed Amendment from the holders of a majority of the shares of common stock outstanding on such date is necessary for the Amendment to become effective. If the Written Consent is properly executed and returned and no choice is specified, the shares it represents will be voted in favor of the Amendment. Abstentions will be treated as a vote against the proposed Amendment.

       Written Consents must be received by the Company no later than June 22, 1995 unless the Company extends the date for receipt of Written Consents. If, on June 22, 1995, the Company has received Written Consents that have not been revoked representing more than 50% of the outstanding shares of the Company on the record date, the Amendment will be declared approved by the shareholders (the "Effective Date"). Promptly after the Effective Date, the Company intends to cause the Amendment to become effective by filing the Amendment with the Secretary of State of Nevada.

       Any shareholder executing a Written Consent has the power to revoke it any time prior to the Effective Date, but may not revoke it thereafter. Any Written Consent may be revoked by filing with the Secretary of the Company a written notice of revocation or by executing a Written Consent bearing a later date.

       The cost of solicitation of the Written Consents will be borne by the Company. The Company has engaged Kissel-Blake, Inc. ("Kissel-Blake") to assist in the solicitation of Written Consents. The Company will pay Kissel-Blake $6,000 in fees for its services and will reimburse Kissel-Blake for its reasonable out-of-pocket expenses. In addition to solicitation by mail and by Kissel-Blake, Written Consents may be solicited by directors, executive officers and employees of the Company personally or by telephone or telegram. Consent Solicitation material relating to the Written Consent also may be distributed through brokers, custodians and other like parties to the beneficial owners of the Company's common stock, and the Company may reimburse such parties for their reasonable out-of-pocket and clerical expenses incurred in connection therewith.

STOCK OWNERSHIP

       As of April 30, 1995, ownership of the Company's common stock by all directors, the Chief Executive Officer, each of the other executive officers and all executive officers and directors as a group (17 persons) was as follows:

       Except as otherwise indicated, each individual named has sole control as to the investment and voting power with respect to the securities owned.


                                                 SHARES BENEFICIALLY OWNED
                                            ------------------------------------
                                                          OPTIONS
                                                        EXERCISABLE
                                            SHARES OF     PRIOR TO
                                             COMMON        JULY 1,    PERCENT OF
NAME                                          STOCK       1995 (1)     CLASS (2)
- ----                                        ---------   -----------   ----------
Maris Andersons. . . . . . . . . . . . .     30,000       784,879
Jeffrey C. Barbakow. . . . . . . . . . .     19,100     1,333,333
Bernice B. Bratter . . . . . . . . . . .     11,000         5,000
Scott M. Brown . . . . . . . . . . . . .      2,400       230,789
John T. Casey. . . . . . . . . . . . . .     12,542             0
Maurice J. DeWald. . . . . . . . . . . .     10,800         5,000
Peter de Wetter. . . . . . . . . . . . .     15,200        55,357
Edward Egbert, M.D.. . . . . . . . . . .     91,238        15,460
Michael H. Focht . . . . . . . . . . . .          0     1,018,521
Raymond A. Hay . . . . . . . . . . . . .     11,200        25,920
Lester B. Korn . . . . . . . . . . . . .     22,700         5,000
James P. Livingston. . . . . . . . . . .    101,228        36,380
Raymond L. Mathiasen . . . . . . . . . .     67,500       208,456
Robert W. O'Leary. . . . . . . . . . . .     21,670             0
Thomas J. Pritzker(3). . . . . . . . . .          0             0
Barry P. Schochet (4). . . . . . . . . .     86,200       174,980
Richard S. Schweiker . . . . . . . . . .     11,400        67,760
Executive officers and directors
  as a group (17 persons). . . . . . . .    514,178     3,966,835         2.2%

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- --------------------------------------------------------------------------------

(1) These figures include investment options purchased under the Company's 1989 Performance Investment Plan (the "PIP") entitling the following executives and directors to purchase convertible debentures which in turn are convertible in two steps into the following number of shares of the Company's common stock at an effective exercise price equivalent to $15.83:
     Andersons (698,213); Brown (199,489); de Wetter (39,897); Focht (698,213);
     Mathiasen (99,744); and Schochet (39,897).

(2) Except as indicated, no executive officer or director beneficially owned, including Options exercisable prior to July 1, 1995, 1% or more of the outstanding shares of common stock of the Company.

(3) Mr. Pritzker is the president and a director of the corporation that is the general partner of a limited partnership that is a general partner of the sole general partner of GKH Investments, L.P. (the "Partnership"). As described below, the Partnership owned 10,352,050 shares of the Company's common stock as of March 31, 1995. Mr. Pritzker expressly disclaims any beneficial ownership interest in the shares owned by the Partnership.

(4) Mr. Schochet is included because he was an executive officer through February 28, 1995.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                      SHARES OWNED BY CERTAIN SHAREHOLDERS

     As shown on the table below, as of March 31, 1995, Prudential Insurance Company of America ("Prudential") was the beneficial owner of 6.0% of the Company's common stock, Heine Securities Corp. ("Heine") was the beneficial owner of 5.6% of the Company's common stock and GKH Investments, L.P. (the "Partnership") was the beneficial owner of 5.2% of the Company's common stock. No other person is known by the Company to beneficially own more than 5% of its outstanding common stock.

                                                Amount and Nature of
Name and Address                                Beneficial Ownership               Percent of Class
- ---------------------------------------      ---------------------------      --------------------------
Prudential Insurance Company of America      12,140,142 held directly by                  6.0%
100 Mulberry Street                                Prudential
Newark, NJ  07102

Heine Securities Corp.                       11,263,100 held directly by                  5.6%
51 John F. Kennedy Parkway                         Heine
Short Hills, NJ  07078

GKH Investments, L.P.                        10,352,050 held directly by                  5.2%
200 W. Madison Street                              the Partnership
Chicago, IL  60606


                             REASON FOR THE ACTIONS
                               BY WRITTEN CONSENT

       The Board has determined that it is in the Company's best interests to adopt a new name for the following reasons: (i) the March 1, 1995 acquisition of American Medical Holdings, Inc. creates a new organization and a new era for the Company, (ii) to distance and differentiate the new organization from certain legal problems related principally to the Company's former Psychiatric Division, and (iii) the new name creates an identity that reflects the Company's standing in the current healthcare industry.

       The name, Tenet Healthcare Corporation, was chosen because the word "tenet" means shared principles or values. The Board believes that this new name reflects the Company's philosophy of its partnership with its shareholders, employees, physicians, health care providers, suppliers and the communities served by the Company to provide quality care to its patients.

       On March 1, 1995, the Company began doing business under the name of Tenet Healthcare Corporation, but is soliciting your consent in order to change its legal name. A change of the legal name of the Company would facilitate a more widespread and consistent use of the corporate name than simply using the name as a fictitious business name. Due to the fact that the Company currently is operating under the name Tenet Healthcare Corporation, the final step of changing the legal name of the Company will avoid confusion in the future and is not likely to result in any additional cost over the cost that would be incurred from using the fictitious business name. The Company has chosen to solicit Written Consents in order to effectuate a name change in a timely fashion without the expense of calling a special meeting of stockholders.

       The effect of the proposed Amendment to the Articles is solely to change the name of the Company. The Amendment does not have any other effect on the Articles. If the Amendment is approved by the shareholders, Article 1 of the Articles shall be restated to read in its entirety as follows:

                        The name of this corporation is:

                          Tenet Healthcare Corporation

       THE BOARD RECOMMENDS THAT THE SHAREHOLDERS CONSENT TO THE PROPOSED AMENDMENT TO THE ARTICLES TO CHANGE THE NAME OF THE COMPANY TO TENET HEALTHCARE CORPORATION.


                               DATE FOR RECEIPT OF
                              SHAREHOLDER PROPOSALS

       Any proposals by shareholders intended to be presented at the next annual meeting were required to have been received by the Company for inclusion in its proxy statement and form of proxy relating to that meeting by April 28, 1995.
No such proposals were received.


                                  MISCELLANEOUS

       If you have any questions regarding this Consent Solicitation Statement or the proposed Amendment, please contact Kissel-Blake at 1-800-554-7733 (banks and brokers, please call 212-344-6733) or write Scott M. Brown at the Company, 2700 Colorado Avenue, Santa Monica, California 90404 which is the mailing address of the Company's principal executive offices.

                                        By Order of the Board of Directors



                                        Scott M. Brown
                                        Secretary

Santa Monica, California
May 22, 1995

- --------------------------------------------------------------------------------
     ------
     ------

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU CONSENT TO THE FOLLOWING PROPOSAL:
Proposal 1:    To amend Article 1 of the Company's Restated Articles of
               Incorporation to change the legal name of the Company from National Medical Enterprises, Inc. to Tenet Healthcare
               Corporation:

               CONSENT  /x/     DISSENT  /x/     ABSTAIN  /x/

     This consent revokes any written consents heretofore given to vote shares represented hereby with respect to any authority conferred by such prior consent in regard to the foregoing proposal. The undersigned hereby authorizes and appoints Scott M. Brown, Michael H. Focht, Sr. and Maris Andersons, and each of them acting in the absence of the other, with full power of substitution, as attorneys-in-fact for the undersigned to give notice of the actions taken hereby to the Secretary of the Company.

     PLEASE DATE, SIGN AND MAIL THIS CONSENT CARD IN THE ENCLOSED ENVELOPE TODAY. NOT POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IF YOU REQUIRE ASSISTANCE IN COMPLETING THIS CARD, PLEASE CALL KISSEL-BLAKE, INC. AT 1-800-554-7733 (BANKS AND BROKERS, PLEASE CALL 212-344-6733.)

        UNLESS SOONER REVOKED, THIS CONSENT WILL EXPIRE ON JUNE 22, 1995,
                 UNLESS THE COMPANY EXTENDS THE EXPIRATION DATE.


                                        PLEASE SIGN YOUR NAME EXACTLY AS IT
                                        APPEARS ON YOUR STOCK CERTIFICATE.  WHEN
                                        SHARES ARE HELD BY JOINT OWNERS, EACH
                                        SHOULD SIGN.  WHEN SIGNING AS ATTORNEY,
                                        EXECUTOR, ADMINISTRATOR, TRUSTEE OR
                                        GUARDIAN, GIVE YOUR FULL TITLE AS SUCH.
                                        IF A CORPORATION, PLEASE SIGN IN FULL
                                        CORPORATE NAME BY THE DULY AUTHORIZED
                                        OFFICER.  IF A PARTNERSHIP, PLEASE SIGN
                                        IN PARTNERSHIP NAME BY AUTHORIZED
                                        PERSON.

                                        Dated:                            , 1995
                                               ---------------------------

                                        ----------------------------------------
                                                       Signature

                                        ----------------------------------------
                                               Signature if held jointly

PLEASE DATE, SIGN AND MAIL THIS         VOTES MUST BE INDICATED
CONSENT PROMPTLY.  NO POSTAGE           (X) IN BLACK OR BLUE INK.  /X/
REQUIRED IF RETURNED IN THE
ENCLOSED ENVELOPE AND MAILED IN
THE UNITED STATES.
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

CONSENT                WRITTEN CONSENT OF SHAREHOLDERS OF                CONSENT
                       NATIONAL MEDICAL ENTERPRISES, INC.
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     Instructions: Shareholders approving the action described on the reverse side should mark the appropriate "Consent" box; those opposing the action should register their position by marking the appropriate "Dissent" or "Abstain" box. Consent to the action will be expressed or withheld in accordance with the directions of the shareholder. SHAREHOLDERS WHO FAIL TO MARK ONE OF THE BOXES WITH RESPECT TO THE PROPOSAL SET FORTH HEREIN WILL BE DEEMED TO HAVE CONSENTED TO THAT PROPOSAL BY SIGNING, DATING AND RETURNING THIS CONSENT FORM.

     The undersigned acknowledges receipt of the Notice of Consent Solicitation and Consent Solicitation Statement Concerning Written Consent of Shareholders, each dated May 22, 1995. The undersigned, a shareholder of record of National Medical Enterprises, Inc. (the "Company"), acting with respect to all the shares of common stock of the Company owned by such shareholder, by this written consent does hereby act pursuant to Section 78.320 of the Nevada General Corporation Law as noted on the reverse side with respect to the following matter:

(Continued and to be dated and signed on the reverse side.)

                                             NATIONAL MEDICAL ENTERPRISES, INC.
                                             P.O. BOX 11336
                                             NEW YORK, N.Y. 10203-0336


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